                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event report) March 31, 2004


                     ROYAL BANCSHARES OF PENNSYLVANIA, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
                                  ------------
                 (State or Other Jurisdiction of Incorporation)


             0-26366                                  23-2812193
             -------                                  ----------
     (Commission File Number)              (IRS Employer Identification No.)

732 Montgomery Avenue, Narberth, Pennsylvania                    19072
---------------------------------------------                    -----
  (Address of Principal Executive Offices)                     (Zip Code)


                                 (610) 668-4700
                                 --------------
                (Issuer's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Change Since Last Report)






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Item 5.  Other Events

         Royal Bancshares of Pennsylvania, Inc. announced the name change of their subsidiary Royal Bank of Pennsylvania to Royal Bank America.





                                    SIGNATURE
                                    ---------


                     ROYAL BANCSHARES OF PENNSLYVANIA, INC.
                     --------------------------------------




Dated: March 31, 2004               /s/ Jeffrey T. Hanuscin
                                    -----------------------
                                    Jeffrey T. Hanuscin
                                    Chief Financial Officer